UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) January 2, 2006

                             OrganiTECH U.S.A. INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                000-22151                93-0969365
--------------------------------------------------------------------------------
 (State or other jurisdiction     (Commission             (IRS Employer
      of incorporation)           File Number)          Identification No.)


 Yoqneam Industrial Area, P.O. Box 700, Yoqneam 20692, Israel
--------------------------------------------------------------------------------
         (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code 972-4-959-0515


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

--------------------------------------------------------------------------------

ITEM 8.01 OTHER EVENTS

ORGANITECH REPORTS THE APPOINTMENT OF NEW CHAIRMAN

Mr. Lior Hessel, the former CEO, acting CFO and Director of OrganiTECH was appointed to the Chairman of OrganiTECH's Boar of Directors on January 2, 2006

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            OrganiTECH U.S.A., INC.
                                            (Registrant)


Date February 27, 2006

                                            By /s/ Heli Ben-Nun
                                            -------------------
                                            Heli Ben-Nun
                                            Director and Chief Executive Officer